                                                                  Exhibit 10.6.7

                              SEVENTH AMENDMENT TO
              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

         This Seventh Amendment to the Amended and Restated Pooling and Servicing Agreement, made as of May 14, 1996 (this "Amendment"), is among Prime Receivables Corporation (the "Transferor"), FDS National Bank (successor servicer to Federated Department Stores, Inc.), as servicer (in such capacity, the "Servicer"), and Chemical Bank, as trustee (the "Trustee"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Pooling and Servicing Agreement (as defined below).

                             PRELIMINARY STATEMENTS:
                             -----------------------

                  1. The Purchaser, the Servicer and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 (as amended, restated, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement").

                  2. The Transferor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement to revise Schedule II attached thereto.

                  3. Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions.

                                    AGREEMENT
                                    ---------

                  The Transferor, the Servicer and the Trustee agree to the following terms and conditions:

                  1. AMENDMENT. Schedule II to the Pooling and Servicing Agreement is hereby deleted in its entirety and replaced with SCHEDULE II attached to this Amendment.

                  2. CONDITIONS PRECEDENT. Attached to this Amendment as EXHIBIT A is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement effected by this Amendment does not adversely affect in any material respect the Interests of any of the Investor Certificateholders, which Opinion of Counsel is required to be delivered under Section 13.01 of the Pooling and Servicing Agreement.

                  3. CONTINUING AGREEMENT. The Receivables Purchase Agreement, as amended by this Amendment, continues in full force and effect among the Transferor, the Servicer and the Trustee.

                  Delivered as of the day and year above first written.

                                 PRIME RECEIVABLES CORPORATION

                                 By:  /s/ Susan R. Robinson
                                    --------------------------------------
                                 Name:  Susan R. Robinson
                                 Title:  President

                                 FDS NATIONAL BANK

                                 By:  /s/ JAMES R. GUDMENS
                                    --------------------------------------
                                 Name:  James R. Gudmens
                                 Title:  President

                                 CHEMICAL BANK

                                 By:  /s/ DENNIS KILDEA
                                    --------------------------------------
                                 Name:  Dennis Kildea
                                 Title:  Trust Officer

                                                                     SCHEDULE II

                            LIST OF LOCK-BOX ACCOUNTS
                            -------------------------
Star Bank Corporation        Burdines                 480-366-723
P.O. Box 1038                Dept. 4500
425 Walnut Street            Cincinnati, OH
Cincinnati, OH               45274-4500
45201-1036

                             Jordan Marsh             480-381-1425
                             P.O. Box 8079
                             Mason, Ohio
                             45040-8079

PNC Bank                     The Bon Marche           426-002-7019
201 East 5th Street          P.O. Box 8080
Cincinnati, OH               Mason, Ohio
45201-1198                                            45040-8080

                             Stern's                  419-000-2709
                             P.O. Box 8081
                             Mason, Ohio
                             45040-8081

                             Lazarus                  411-017-5133
                             P.O. Box 4504
                             Mason, Ohio
                             45040-4504

                             Macy's West              300-1544986
                             P.O. Box 8021
                             Mason, Ohio
                             45040-8021

                             Broadway Stores          300-154-4994
                             P.O. Box 8022
                             Mason, Ohio
                             45040-8022

AmSouth Bank, N.A.           Bloomingdale's           88-419-622
1900 Fifth Ave., North       P.O. Box 11407
Birmingham, AL               Drawer 0018
35203                        Birmingham, AL

                             35242-0018

                             Rich's                   01-579-282
                             P.O. Box 11407
                             Drawer 0001
                             Birmingham, AL
                             35245-0001

                             Goldsmith's              73-233-579
                             P.O. Box 11407
                             Drawer 0012
                             Birmingham, AL
                             35245-0012

                             Abraham & Straus         69-116-059
                             P.O. Box 11407
                             Drawer 0008
                             Birmingham, AL
                             35245-0008

The Fifth Third Bank         Lazarus                  715-27336
38 Fountain Square Plaza     P.O. Box 0064
Cincinnati, OH               Cincinnati, OH
45263                        45274-0064

                                                                       EXHIBIT A
                                                                       ---------

                               OPINION OF COUNSEL
                               ------------------

                                  May 14, 1996

Prime Receivables Corporation                    Chemcial Bank, as Trustee
4705 Duke Drive                                  450 West 33rd Street
Mason, Ohio  45220                               New York, NY  10001

          Re: Prime Receivables, Inc. Amended and Restated Pooling & Servicing Agreement dated as of December 15, 1992 (the "Agreement")

Ladies and Gentlemen:

               As General Counsel of Federated Department Stores, Inc., a Delaware corporation, the ultimate parent of Prime Receivables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Seventh Amendment to the Agreement and the substitution of Schedule II of the Agreement.

               I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that the Seventh Amendment to the Agreement and the deletion of the current Schedule II to the Agreement and substitution therefor with an amended
Schedule II do not, in accordance with Section 13.01 of the Agreement, adversely affect in any material respect the interest of any of the Investor Certificateholders, as such term is defined in the Agreement.

                                      Very truly yours,

                                      /s/ Dennis J. Broderick

                                      Dennis J. Broderick